AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: May 2010

For the month of May 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of +0.67% and a net return of +0.63%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of +0.84% for the month.

May 2010 gross relative performance:   -0.17%

Performance for periods ended May 31 2010
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.76%	7.00%	7.40%	5.79%	7.10%
HIT Total Net Rate of Return	3.55%	6.53%	6.95%	5.35%	6.68%
Barclays Capital Aggregate Bond Index	3.71%	8.42%	6.88%	5.33%	6.52%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s underweight to the lowest credit quality sector of the investment grade universe whose excess returns were the lowest among the four credit ratings categories (AAA, AA, A and BBB) of the Barclays Aggregate.  Those returns were -6, -211, -252, and -313 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 96% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee versus 78% of the Barclays Aggregate.

●
The portfolio’s underweight to private-label commercial mortgage-backed securities (CMBS), as this sector was the worst performing in the Barclays Aggregate.  CMBS posted negative excess returns of 293 bps for the month, driven by the flight to safety, discouraging demand for risk-based assets.

●	Corporate bonds’ weak performance. This sector posted the second worst performance in the Barclays Aggregate, posting negative excess returns of 260 bps. The HIT does not hold corporate bonds.

Negative contributions to the HIT’s performance included:

●
The portfolio’s structural underweight to Treasuries.  Treasuries were the best performing sector, on an absolute return basis, in the massive flight to safety this month.  Additionally, swap spreads widened across the yield curve.

●
Weaker performance of the HIT’s agency multifamily MBS portfolio, as risk premium spreads widened versus Treasuries.  Project loan spreads for construction/permanent (CLC/PLC) and permanent (PLC) loan certificates widened by a material amount, underperforming relative to Treasuries during the month.  PLC spreads widened by approximately 26 bps while CLC/PLC spreads widened by 31 bps. Fannie Mae multifamily DUS securities experienced similar spread pressure finishing the month 13 to 37 bps wider to Treasuries, depending on structure.

May 2010 Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.71%	+0	5.26
Agencies	+0.76%	-16	3.21
Residential MBS	+1.12%	+2	3.14
Corporates	-0.55%	-260	6.47
CMBS	-1.67%	-293	3.93
Asset-backed Securities (ABS)	+0.51%	-42	3.39
Source: Bloomberg L.P.

Changes in Treasury Rates
Maturity	4/30/10	5/28/10	Change
3-Month	0.154%	0.155%	0.0010%
6-Month	0.231%	0.218%	-0.0132%
1-Year	0.375%	0.315%	-0.0601%
2-Year	0.960%	0.766%	-0.1945%
3-Year	1.484%	1.234%	-0.2493%
5-Year	2.416%	2.092%	-0.3245%
7-Year	3.110%	2.750%	-0.3600%
10-Year	3.653%	3.292%	-0.3610%
30-Year	4.517%	4.209%	-0.3083%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.